SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the Company

[   ] Filed by a party other than the Company


Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               Wolf Industries Inc.
  ----------------------------------------------------------------------------
                  (Name of Company as Specified in Its Charter)

     Payment of filing fee (Check the appropriate box):

     [ X ] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -------------------------

     (2) Form, Schedule or Registration Statement No.:

         -------------------------

     (3) Filing Party:

         -------------------------

     (4) Date Filed:

         -------------------------

                               WOLF INDUSTRIES INC.

                                 PROXY STATEMENT

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held November 17, 2000

TO THE SHAREHOLDERS OF WOLF INDUSTRIES INC.

NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of WOLF IDUSTRIES INC., a Nevada corporation (the "Company"), will be held at Suite 404, 110 Cambie Street, Vancouver, British Columbia, on November 17, 2000, at 10:00 a.m., Pacific Standard Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposal:


Proposal No. 1. APPROVAL OF AN AMENDMENT  TO THE ARTICLES OF  INCORPORATION  TO
                CHANGE THE NAME OF THE COMPANY TO "TRAVELPORT SYSTEMS INC."


This Special Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on October 13, 2000 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.


BY ORDER OF THE BOARD OF DIRECTORS.


Peter Rook-Green
SECRETARY

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD NOVEMBER 17, 2000

                               GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of WOLF INDUSTRIES INC., a Nevada corporation (the "Company"), for use at the Company's Special Meeting of Shareholders (the "Meeting") to be held at Suite 404, 110 Cambie Street, Vancouver, British Columbia, on the 17th day of
November, 2000 at 10:00 a.m. Pacific Standard Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before October 25, 2000.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Special Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS

All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on October 13, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On October 13, 2000 the Company had 11,470,218 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to adopt the Proposal.


SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth (a) the persons known to the Company as beneficially owning more than five percent (5%) of the outstanding shares of the Company (11,470,218) adjusted for the 1,110,000 shares underlying outstanding options held by the Company's officers and directors, (b) number of shares of the Company's Common Stock beneficially owned as of October 13, 2000, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

     (a) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

          None


     (b) SECURITY OWNERSHIP OF MANAGEMENT.


Name and Address                                            Number            Percentage
                                                           of shares          of class
----------------------------------------------------------------------------------------
Patrick A. McGowan
211 - 1148 WEstwppd Street
Coquitlam, BC  V3B 4S4                                      759,380 (1)         5.86%

Allen Schwabe
1730 Beach Grove Drive
Delta, BC  V4L 1P3                                          200,000 (2)          1.5%

Peter Rook-Green
14920 - 83A Avenue
Burrey, BC  V3S 7S2                                          30,000 (2)         .002%

David Smith
Box 2329, 40770 Thunderbird Ridge
Squamish, BC  V0N 3G0                                       300,000 (2)          2.3%

All officers and Directors as a Group (4) persons         1,489,380             11.5%


(1) Includes options to purchase 580,000 shares.

(2) Consists entirely of options to purchase shares.

PROPOSAL NO. 1. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "TRAVELPORT SYSTEMS INC."

The Board of Directors has approved an amendment to Article One of the Articles of Incorporation as follows:

Article One:  The name of the Corporation shall be TravelPort Systems Inc.

The Board of Directors recommends that the shareholders of the Company vote for the Amendment to the Articles as Board believes the amended name better reflects the Company business and industry.

NUMBER OF SHARES REQUIRED FOR APPROVAL OF PROPOSAL NO. 1

The affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote is required approve Proposal No. 1. This would be 5,735,109 shares of 11,470,218 if all shares outstanding as of October 13, 2000 are represented at the meeting and 573,511 shares if only the minimum quorum of ten percent of the outstanding shares (1,147,022) is present at the meeting.


                         REQUEST FOR COPY OF FORM 10KSB

Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite 205 - 16055 Fraser Highway, Surrey, B.C. V3S 2W9.



                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite 205 - 16055 Fraser Highway, Surrey, B.C. V3S 2W9., no later than July 31, 2001.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF WOLF INDUSTRIES INC.

The undersigned appoints Patrick McGowan (and Peter Rook-Green), if Mr. McGowan is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of Wolf Industries Inc., a Nevada corporation, at the Special Meeting of Shareholders to be held at Suite 404, 110 Cambie Street, Vancouver, B.C., at 10:00 am. Pacific Standard Time, on November 17, 2000, and any and all adjournments thereof, for the following purposes:


PROPOSAL NO. 1. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "TRAVELPORT SYSTEMS INC."

        [  ]   FOR    [  ] AGAINST     [  ]  ABSTAIN

IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR THE PROPOSAL.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.

Dated: _______________, 2000                      -----------------------------

                                                  -----------------------------

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WOLF INDUSTRIES INC. PLEASE SIGN AND RETURN THIS PROXY TO DENNIS BROVARONE, ATTORNEY AT LAW, EITHER BY FACSIMILE TO 303-466-4826 OR BY MAIL TO 18 MOUNTAIN LAUREL DRIVE, LITTLETON, CO 80127. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.